UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2011

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

OceanFirst Financial Corp. (the “Company”) is scheduled to make presentations to current and prospective investors. Attached as Exhibit 99.2 of this Form 8-K is a copy of the presentation which OceanFirst Financial Corp. will make available at these presentations and will post on its website at www.oceanfirst.com. This report is being furnished to the SEC and shall not be deemed “filed” for any purpose.

ITEM 8.01	OTHER EVENTS

On October 31, 2011, the Company announced its intention to repurchase in the open market up to 942,306 shares, or 5%, of its outstanding common stock. For further information, see the Company’s press release dated October 31, 2011 which is incorporated herein by reference and is filed herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

99.1	Press Release dated October 31, 2011.
99.2	Text of written presentation which OceanFirst Financial Corp. intends to provide to current and prospective investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick
Michael Fitzpatrick Executive Vice President and Chief Financial Officer

Dated: November 1, 2011

Exhibit Index

Exhibit	Description

99.1	Press Release dated October 31, 2011.

99.2	Text of written presentation which OceanFirst Financial Corp. intends to provide to current and prospective investors.